EXHIBIT 99.3


                             ASSIGNMENT AGREEMENT


     ASSIGNMENT AGREEMENT, dated as of June 30, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), JPMORGAN CHASE BANK, N.A. ("Assignee"), not in its individual capacity but solely in its capacity as Cap Contract Administrator for CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, pursuant to a Cap Contract Administration Agreement (the "Cap Contract Administration Agreement") dated as of June 30, 2006, and BEAR STEARNS FINANCIAL PRODUCTS INC. ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, effective as of June 30, 2006 Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of June 28, 2006 whose BEAR STEARNS FINANCIAL PRODUCTS INC. Reference Number is FXNCC8477 (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

     WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

     WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

     WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Assignment and Assumption. Effective as of and from June 30, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

     2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Fixed Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

     3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) JPMorgan Chase Bank, N.A. ("JPMorgan") is entering into this Assignment Agreement not in its individual capacity but solely in its capacity as Cap Contract Administrator under the Cap Contract Administration Agreement; and (b) in no case shall JPMorgan (or any person acting as successor Cap Contract Administrator under the Cap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

     4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

     5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the Effective Date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

     6. Additional Provision. Each party hereby agrees that the Confirmation and thus the Assigned Transaction are each hereby amended as follows:

          (a) The following additional provision shall be added as a new
     Section 8:

               "Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A."

          (b) The Item 1115 Agreement dated as of January 30, 2006, between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc., a copy of which is attached hereto as Exhibit II, shall be added as Annex A.

     7. Representations. Each party hereby represents and warrants to the other parties as follows:

     (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

     (b)  It has the power to execute and deliver this Assignment Agreement;
          and

     (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

     As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

     8. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of Assignee and Remaining Party (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

     9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     10. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Mail Stop CH-143, Calabasas, California 91302, Attention: Jeff Staab, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, JPMorgan Chase Bank, N.A., 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services/Structure Finance Services, Countrywide HEL CWHEQ 2006-F or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party, Bear Stearns Financial Products Inc., 383 Madison Avenue, New York, New York 10179, such other address as may be hereafter furnished in writing to Assignor and Assignee.

     11. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

     JPMorgan Chase Bank, N.A. - Houston, TX.
     ABA# 113000609
     Acct Number: 00103409232
     Acct Name: Houston Structured Finance
     Ref: CWHEQ 2006-F

     12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                    COUNTRYWIDE HOME LOANS, INC.



                                    By: /s/ Darren Bigby
                                        -----------------------------------
                                    Name: Darren Bigby
                                         ----------------------------------
                                    Title: Executive Vice President
                                           --------------------------------


                                    JPMORGAN CHASE BANK, N.A., not in its
                                    individual capacity but solely as Cap
                                    Contract Administrator for CWHEQ
                                    Revolving Home Equity Loan Trust,
                                    Series 2006-F



                                    By: /s/ Keith R. Richardson
                                        -----------------------------------
                                    Name: Keith R. Richardson
                                         ----------------------------------
                                    Title: Attorney-In-Fact
                                           --------------------------------


                                    BEAR STEARNS FINANCIAL PRODUCTS INC.



                                    By: /s/ Annie Manevitz
                                        -----------------------------------
                                    Name: Annie Manevitz
                                         ----------------------------------
                                    Title:  Authorized Signatory
                                          ---------------------------------

                                  EXHIBIT I


BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009


DATE:                June 29, 2006

TO:                  Countrywide Home Loans, Inc.
ATTENTION:           Mr. Jeff Staab
TELEPHONE:           1-818-225-3279
FACSIMILE:           1-818-225-4010                FAX: 1-818-225-4038

FROM:                Derivatives Documentation
TELEPHONE:           212-272-2711
FACSIMILE:           212-272-9857

SUBJECT:             Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:    FXNCC8477

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparts"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:              Rate Cap

Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 2 of 12


     Notional Amount:                  With respect to any Calculation Period,
                                       the amount set forth for such period in
                                       the Schedule of Notional Amounts and
                                       Cap Rates attached hereto.

     Trade Date:                       June 28, 2006

     Effective Date:                   June 30, 2006

     Termination Date:                 January 15, 2012, subject to adjustment
                                       in accordance with the Business Day
                                       Convention.

     Fixed Amount (Premium):

           Fixed Rate Payer:           Counterparty

           Fixed Rate Payer
           Payment Date:               June 30, 2006

           Fixed Amount:               USD 25,000

     Floating Amounts:

           Floating Rate Payer:        BSFP

           Cap Rate:                   With respect to any Calculation Period,
                                       the rate set forth for such period in
                                       the Schedule of Notional Amounts and
                                       Cap Rates attached hereto.

           Floating Rate Payer
           Period End Dates:           The 15th calendar day of each month
                                       during the Term of this Transaction,
                                       commencing August 15, 2006 and ending
                                       on the Termination Date, subject to
                                       adjustment in accordance with the
                                       Business Day Convention.

           Floating Rate Payer
           Payment Dates:              Early Payment shall be applicable. One
                                       Business Day preceding each Floating
                                       Rate Payer Period End Date.

           Floating Rate Option:       USD-LIBOR-BBA.

           Designated Maturity:        One month

           Floating Rate Day
           Count Fraction:             Actual/360

           Reset Dates:                The first day of each Calculation
                                       Period.

Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 3 of 12



           Compounding:                Inapplicable

     Business Days for payments:       New York

     Business Day Convention:          Modified Following

3.   Additional Provisions:            Each party hereto is hereby advised and
                                       acknowledges that the other party has
                                       engaged in (or refrained from engaging
                                       in) substantial financial transactions
                                       and has taken (or refrained from
                                       taking) other material actions in
                                       reliance upon the entry by the parties
                                       into the Transaction being entered into
                                       on the terms and conditions set forth
                                       herein and in the Confirmation relating
                                       to such Transaction, as applicable.
                                       This paragraph shall be deemed repeated
                                       on the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i)  Market Quotation will apply.

Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 4 of 12


     (ii) The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

3)   Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under
     Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the 1SDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:


Party required to deliver          Form/Document/Certificate                    Date by which to be
document                                                                        delivered

BSFP and the Counterparty          Any document required or reasonably          Promptly after the earlier of (i)
                                   requested to allow the other party           reasonable demand by either party or
                                   to make payments under this                  (ii) learning that such form or
                                   Agreement without any deduction or           document is required
                                   withholding for or on the account of
                                   any Tax or with such deduction or
                                   withholding at a reduced rate



(2)  Other documents to be delivered are:

Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 5 of 12



Party required to               Form/Document/               Date by which to be          Covered by Section
deliver document                Certificate                  delivered                    3(d) Representation

BSFP and the Counterparty       Any documents required by    Upon the execution and       Yes
                                the receiving party to       delivery of this Agreement
                                evidence the authority       and such
                                of the delivering party      confirmation
                                or its Credit Support
                                Provider, if any, for it
                                to execute and deliver
                                this Agreement, any
                                Confirmation , and any
                                Credit Support Documents
                                to which it is a party,
                                and to evidence the
                                authority of the
                                delivering party or its
                                Credit Support Provider to
                                perform its obligations
                                under this Agreement, such
                                Confirmation and/or Credit
                                Support Document, as the
                                case may be

BSFP and the Counterparty       A certificate of an          Upon the execution and       Yes
                                authorized officer of the    delivery of this Agreement
                                party, as to the             and such Confirmation
                                incumbency and authority
                                of the respective officers
                                of the party signing this
                                Agreement, any relevant
                                Credit Support Document,
                                or any Confirmation, as
                                the case may be


6)   Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 6 of 12


     Address for notices or communications to BSFP:

          Address:       383 Madison Avenue, New York, New York 10179
          Attention:     DPC Manager
          Facsimile:     (212) 272-5823

     with a copy to:

          Address:       One Metrotech Center North, Brooklyn, New York 11201
          Attention:     Derivative Operations - 7th Floor
          Facsimile:     212) 272-1634

          (For all purposes)

     Address for notices or communications to the Counterparty:

          Address:       4500 Park Granada
                         Mail Stop CH-143
                         Calabasas, CA 91302
          Attention:     Mr. Jeff Staab
          Facsimile:     818-225-3898
          Phone:         818-225-3279

(b)  Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

               BSFP appoints as its
               Process Agent;               Not Applicable

               The Counterparty appoints
               as its Process Agent:        Not Applicable

(c) Offices The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 7 of 12


(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty:   Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(c) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 8 of 12


7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

                    Each party represents to the other party on each date when it enters into a Transaction that:

          (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 9 of 12


5.   Account Details and
     Settlement Information:   Payments to BSFP:
                               Citibank, N.A., New York
                               ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                               Account Number: 0925-3186, for further credit to Bear Steams Financial Products Inc.
                               Sub-account Number: 102-046541-3
                               Attention: Derivatives Department

                               Payments to Counterparty:
                               Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 10 of 12


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:______________________________
   Name:
   Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTYRYWIDE HOME LOANS, INC.



By:______________________________
   As authorized agent of officer for Countrywide Home Loans, Inc.
   Name:
   Title:

Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 11 of 12


                  SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES
              (all such dates subject to adjustment in accordance
                      with the Business Day Convention)


      From and including             To but excluding              Notional Amount                 Cap Rate
      ------------------             ----------------              ---------------                 --------
                                                                        (USD)                         (%)
                                                                        -----                         ---

        Effective Date                  15-Aug-2006               1,398,000,000.00                  8.4257%
         15-Aug-2006                    15-Sep-2006               1,351,958,463.00                 16.1167%
         15-Sep-2006                    15-Oct-2006               1,307,433,251.00                 16.6586%
         15-Oct-2006                    15-Nov-2006               1,264,374,427.00                 16.1167%
         15-Nov-2006                    15-Dec-2006               1,222,733,696.00                 16.6586%
         15-Dec-2006                    15-Jan-2007               1,182,464,355.00                 16.1167%
         15-Jan-2007                    15-Feb-2007               1,143,521,239.00                 16.1167%
         15-Feb-2007                    15-Mar-2007               1,105,839,166.00                 17.8588%
         15-Mar-2007                    15-Apr-2007               1,069,272,639.00                 16.1193%
         15-Apr-2007                    15-May-2007               1,034,030,739.00                 16.6617%
         15-May-2007                    15-Jun-2007                999,910,397.00                  16.1207%
         15-Jun-2007                    15-Jul-2007                966,951,541.00                  16.6632%
         15-Jul-2007                    15-Aug-2007                935,041,587.00                  15.6384%
         15-Aug-2007                    15-Sep-2007                903,846,234.00                  15.6457%
         15-Sep-2007                    15-Oct-2007                873,678,462.00                  16.1796%
         15-Oct-2007                    15-Nov-2007                844,484,631.00                  15.6613%
         15-Nov-2007                    15-Dec-2007                816,271,613.00                  16.1963%
         I5-Dec-2007                    15-Jan-2008                788,968,489.00                  15.6781%
         I5-Jan-2008                    15-Feb-2008                762,583,586.00                  15.6867%
         15-Feb-2008                    I5-Mar-2008                737,067,831.00                  16.7877%
         15-Mar-2008                    15-Apr-2008                712,345,734.00                  15.7059%
         15-Apr-2008                    15-May-2008                688,483,361.00                  16.2440%
         15-May-2008                    15-Jun-2008                665,388,311.00                  15.7259%
         15-Jun-2008                    15-Jul-2008                643,072,193.00                  16.2654%
         15-Jul-2008                    15-Aug-2008                621,472,736.00                  15.7473%
         15-Aug-2008                    I5-Sep-2008                600,602,699.00                  15.7584%
         15-Sep-2008                    15-Oct-2008                580,420,179.00                  16.3001%
         15-Oct-2008                    15-Nov-2008                560,884,420.00                  15.7821%
         15-Nov-2008                    15-Dec-2008                542,009,754.00                  16.3255%
         15-Dec-2008                    15-Jan-2009                523,738,998.00                  15.8076%
         15-Jan-2009                    15-Feb-2009                506,087,457.00                  15.8208%
         15-Feb-2009                    15-Mar-2009                489,017,432.00                  17.5459%




Reference Number: FXNCC8477
Countrywide Home Loans, Inc.
June 29, 2006
Page 12 of 12


         15-Mar-2009                    15-Apr-2009                472,455,212.00 VV               15.8504%
         15-Apr-2009                    15-May-2009                456,491,413.00                  16.3986%
         15-May-2009                    15-Jun-2009                441,036,112.00                  15.8809%
         15-Jun-2009                    15-Jul-2009                426,106,182.00                  16.4313%
         15-Jul-2009                    15-Aug-2009                411,728,300.00                  15.9106%
         15-Aug-2009                    15-Sep-2009                397,938,090.00                  15.9202%
         15-Sep-2009                    15-Oct-2009                384,602,054.00                  16.4659%
         15-Oct-2009                    15-Nov-2009                371,705,234.00                  15.9405%
         15-Nov-2009                    15-Dec-2009                359,233,166.00                  16.4876%
         15-Dec-2009                    15-Jan-2010                347,171,859.00                  15.9623%
         15-Jan-2010                    15-Feb-2010                335,507,785.00                  15.9737%
         15-Feb-2010                    15-Mar-2010                324,227,863,00                  17.7133%
         15-Mar-2010                    15-Apr-2010                313,319,438,00                  15.9979%
         15-Apr-2010                    15-May-2010                302,770,278.00                  16.5489%
         15-May-2010                    15-Jun-2010                292,568,548.00                  16.0237%
         15-Jun-2010                    15-Jul-2010                282,702,807,00                  16.5766%
         15-Jul-2010                    15-Aug-2010                273,161,989.00                  16.0515%
         15-Aug-2010                    15-Sep-2010                263,935,392,00                  16.0662%
         15-Sep-2010                    15-0ct-2010                255,012,669.00                  16.6220%
         15-Oct-2010                    15-Nov-2010                246,383,810.00                  16.0970%
         15-Nov-2010                    15-Dec-2010                238,039,137.00                  16.6551%
         15-Dec-2010                    15-Jan-2011                229,969,292.00                  16.1302%
         15-Jan-2011                    15-Feb-2011                222,165,222.00                  16.1476%
         15-Feb-2011                    15-Mar-2011                214,618,175.00                  17.9128%
         15-Mar-2011                    15-Apr-2011                207,319,685.00                  16.1845%
         15-Apr-2011                    15-May-2011                200,261,566.00                  16.7487%
         15-May-2011                    15-Jun-2011                193,429, 875.00                 16.2241%
         15-Jun-2011                    15-Jul-2011                186,823,458.00                  16.7912%
         15-Jul-2011                    15-Aug-2011                180,434,883.00                  16.2667%
         15-Aug-2011                    15-Sep-2011                172,621,274.00                  16.2954%
         15-Sep-2011                    15-Oct-2011                165,133,409.00                  16.8743%
         15-Oct-2011                    15-Nov-2011                157,957,708.00                  16.3569%
         15-Nov-2011                    15-Dec-2011                151,081,156.00                  16.9409%
         15-Dec-2011                 Termination Date              144,491,283.00                  16.4244%


                                  EXHIBIT II


     Item 1115 Agreement dated as of January 30, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and BEAR STEARNS FINANCIAL PRODUCTS INC., as counterparty (the "Counterparty").

                                   RECITALS

          WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

          WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

          NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions

          Company Information: As defined in Section 4(a)(i).

          Company Financial Information: As defined in Section 2(a)(ii).

          Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

          GAAP: As defined in Section 3(a)(v).

          EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

          Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

          Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

          Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

          Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Information to be Provided by the Counterparty.

     (a) Prior to printing the related Prospectus Supplement,

          (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

               (A)  The Counterparty's legal name (and any d/b/a);

               (B)  the organizational form of the Counterparty;

               (C) a description of the general character of the business of the Counterparty;

               (D) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement;

               (E) a description of any affiliation or relationship between the Counterparty and any of the following parties:

                    (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                    (2) the related Depositor (as identified to the Counterparty by CHL);

                    (3)  the SPV;

                    (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                    (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                    (6)  any originator identified to the Counterparty by CHL;

                    (7) any enhancement or support provider identified to the Counterparty by CHL; and

                    (8) any other material transaction party identified to the Counterparty by CHL.

          (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

               (A)  provide the financial data required by Item 1115(b)(1) or
                    (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; and

               (B) if applicable, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

     (b)  Following the Closing Date with respect to a Transaction,

          (i) no later than the 25th calendar day of each month, the Counterparty shall (i) notify the related Depositor in writing of (A) any material litigation or governmental proceedings pending against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement or (B) any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(E) (and any other parties identified in writing by the related Depositor) and (ii) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(I)(i); and

          (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item

               1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV;

         (iii) if the related Depositor requests Company Financial
               Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and
               (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3. Representations and Warranties and Covenants of the Counterparty.

     (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

          (i) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

          (ii) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

         (iii) The Company Financial Information and other Company
               Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4. Indemnification; Remedies

     (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

          (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

     (b) (i) Any failure by the Counterparty to deliver any information, report, certification, accountants' consent or other material when and as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in
               Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

          (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld and which approval is not needed if such assignment is to a subsidiary of The Bear Stearns Companies, Inc., provided the Depositor is given notice) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of
               Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

         (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5. Miscellaneous.

     (a)  Construction. Throughout this Agreement, as the context requires,
          (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
          (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

     (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

     (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

     (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

     (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

     (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

     (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

     (j) CHL agrees to provide to the Counterparty prior to January 30, 2006 the methodology for its estimate of maximum probable exposure represented by the Derivative Agreements and then to provide notice of any changes to the methodology.

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CWABS, INC.



                                    By: /s/ Ruben Avilez
                                        -------------------------------
                                        Name:   Ruben Avilez
                                        Title:  Vice President


                                    CWMBS, INC.



                                    By: /s/ Ruben Avilez
                                        -------------------------------
                                        Name:   Ruben Avilez
                                        Title:  Vice President


                                    CWALT, INC.



                                    By: /s/ Ruben Avilez
                                        -------------------------------
                                        Name:   Ruben Avilez
                                        Title:  Vice President


                                    CWHEQ, INC.



                                    By: /s/ Ruben Avilez
                                        -------------------------------
                                        Name:   Ruben Avilez
                                        Title:  Vice President


                                    COUNTRYWIDE HOME LOANS, INC.



                                    By: /s/ Ruben Avilez
                                        -------------------------------
                                        Name:   Ruben Avilez
                                        Title:  Vice President

                                    BEAR STEARNS FINANCIAL PRODUCTS INC.



                                    By: /s/ F. Scott Herman
                                        -------------------------------
                                        Name:   F. Scott Herman
                                        Title:  DPC Manager